{{LongToday}}

{{MailAddr}}

Dear Fellow Shareholder:

(a)The Paradigm Value Fund gained a robust 60.89% in 2003, significantly outperforming both the Russell 2000 and the S&P 600, which gained 47.25% and 38.55%, respectively.   It was a great year in which to launch the Fund.  Small cap stocks were the big winners in 2003, and through our bottom-up, company specific research, we were able to capture the strong upsurge. The primary driver of gains was our fundamental risk management strategy.  Specifically, we invested in undiscovered stocks priced below private market value with strong earnings potential.

Looking ahead to 2004, we remain optimistic that last year’s signs of renewed economic activity will develop into a period of economic prosperity.  The resumption in merger and acquisition activity should also add some spice to picking stocks. However, higher stock prices and the potential of higher interest rates make the search for good investment ideas even more challenging.

As always, we will remain true to our value discipline in seeking opportunities to reward our shareholders.  Your confidence and continued support is greatly appreciated.  If you have any questions or comments, please contact Mae Cavoli at 518-431-3516 or me at 212-421-3932.

Very truly yours,

John B. Walthausen

 (a)The inception date of the Fund was January 1, 2003.  The 2003 returns for the Paradigm Value Fund, Russell 2000, and the S&P 600 are average annual returns for the twelve month period ended 12/31/03.  Average annual returns include change in share prices and in each case include reinvestment of any dividends and capital gain distributions.

For more complete information on the Fund, obtain a prospectus from the transfer agent at 1-877-59-FUNDS and read it carefully before investing.  The principal value and investment returns of an investment will fluctuate so that shares when redeemed may be worth more or less than the original cost.

Past Performance Is No Guarantee Of Future Results